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                                                                EXHIBIT: 10.43.3

                        SECOND AMENDMENT TO MASTER LEASE

            THIS SECOND AMENDMENT TO MASTER LEASE (the "SECOND AMENDMENT") is made as of February 23, 2004 by and among ALS LEASING, INC., a Delaware corporation, and ASSISTED LIVING PROPERTIES, INC., a Kansas corporation (collectively, "TENANT") and JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company, JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership, JER/NHP SENIOR LIVING WISCONSIN, LLC, a Delaware limited liability company, and JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation (collectively, "LANDLORD"), and ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("GUARANTOR").

                                R E C I T A L S:

            A. Landlord and Tenant have entered into that certain Master Lease dated as of April 9, 2002 (as amended, modified or revised prior to the date hereof, the "MASTER LEASE"), pursuant to which Landlord leases to Tenant the Premises described therein. Initially capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given to them in the Master Lease.

            B. Landlord and Tenant now desire to amend the Master Lease as more particularly set forth in this Second Amendment.

                               A G R E E M E N T

            NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. AMENDMENTS TO MASTER LEASE.

                  (a) INITIAL CAPEX FUNDING. Notwithstanding anything to the contrary set forth in the Master Lease, the Initial CapEx Funding shall be available for disbursement to Tenant, on the terms and conditions set forth in the Master Lease as modified by this Second Amendment, until December 31, 2004. Any portion of the Initial CapEx Funding remaining unused at December 31, 2004 shall become unavailable to Tenant, and Landlord's Investment and Minimum Rent shall then be adjusted in the manner described in Section 8.3(b) of the Master Lease.

                  (b) CAPEX BUDGET. Funds from the Initial CapEx Funding shall be available for disbursement to Tenant for payment or reimbursement of capital expenditures on those CapEx Items shown on the revised budget for CapEx Items attached hereto as Exhibit A, which Landlord has approved. Landlord may, in its reasonable discretion, request that Tenant from time to time update the operative budget for CapEx Items.

                                       -1-
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      Landlord shall be entitled to review and approve in its reasonable discretion any such updated budget.

                  (c) EXCLUDED FACILITIES. Except for funds described in Tenant's draw request pending as of the date of this Second Amendment, which may be made available to Tenant in accordance with the provisions of the Master Lease, no further funds from the Initial CapEx Funding (or otherwise) shall be available to Tenant to fund CapEx Items at the Facilities located in Tampa, Florida, Ocala, Florida and Lancaster, Texas. No future budget describing CapEx Items shall include any further requests for CapEx Items at such Facilities.

                  (d) EFFECT OF AMENDMENT. Except as specifically amended pursuant to the terms of this Second Amendment, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Second Amendment and any terms of the Master Lease, the terms of this Second Amendment shall govern and prevail.

            2. DISPOSITION FACILITIES. Tenant acknowledges that, pursuant to
Section 27.1 of the Lease, the following Facilities, together with the Facility at Lower Makefield, Pennsylvania, have been identified in the Facility ID Notice as the Disposition Facilities: Tampa, Florida, Ocala, Florida and Lancaster, Texas.

            3. AFFIRMATION OF MASTER LEASE.

                  (a) Each entity comprising Tenant hereby acknowledges and affirms its obligations under the Master Lease (as modified hereby), and further represents and warrants that the Master Lease is the valid and binding obligations of Tenant and is in full force and effect and is fully enforceable by Landlord against Tenant in accordance with its terms. Each entity comprising Tenant specifically acknowledges and affirms that, except as expressly modified by this Second Amendment, its obligations under the Master Lease shall not be diminished or otherwise affected by this Second Amendment.

                  (b) Guarantor hereby acknowledges and affirms its obligations under the Guaranty, and further represents and warrants that the Guaranty is the valid and binding obligation of Guarantor and is in full force and effect and is fully enforceable by Landlord against Guarantor in accordance with its terms. Guarantor specifically acknowledges and affirms that, except as expressly modified by this Second Amendment, its obligations under the Guaranty shall not be diminished or otherwise affected by this Second Amendment.

            4. FURTHER INSTRUMENTS. Each of the undersigned will, whenever and as often as it shall be reasonably requested so to do by another party, take all actions reasonably required and shall cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Second Amendment.

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            5. INCORPORATION OF RECITALS. The Recitals to this Second Amendment are incorporated herein by this reference.

            6. MISCELLANEOUS. This Second Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any prior representations or statements concerning the subject matters herein shall be of no force or effect. This Second Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of California without regard to rules concerning the choice of law. This Second Amendment may be executed in multiple counterparts and in original or by facsimile, each of which constitute an original, but all of which taken together shall constitute but one in the same document.

                            [SIGNATURES ON NEXT PAGE]

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            IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

"TENANT"

ALS LEASING, INC.,
a Delaware corporation

By: /s/ Kristin A. Ferge
    -----------------------------
Name: Kristin A. Ferge
    -----------------------------
Title: VP
    -----------------------------

Witness: /s/ Illegible                      Witness: /s/ Joanna S.
         ------------------------                    -----------------------

ASSISTED LIVING PROPERTIES, INC.,
a Kansas corporation

By: /s/ Kristin A. Ferge
    -----------------------------
Name: Kristin A. Ferge
    -----------------------------
Title: VP
    -----------------------------

Witness: /s/ Illegible                      Witness: /s/ Joanna S.
         ------------------------                    -----------------------


                                      S-1
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"GUARANTOR"

ALTERRA HEALTHCARE CORPORATION,
a Delaware corporation

By: /s/ Kristin A. Ferge
    -----------------------------
Name: Kristin A. Ferge
    -----------------------------
Title: VP
    -----------------------------

Witness: /s/ Illegible                       Witness: /s/ Joanna S.
         ------------------------                    -----------------------


                                      S-2
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"LANDLORD"

JER/NHP SENIOR LIVING ACQUISITION, LLC,
a Delaware limited liability company

By: JER/NHP SENIOR HOUSING, LLC,
    a Delaware limited liability company,
    its sole member

    By: NATIONWIDE HEALTH PROPERTIES, INC.,
        a Maryland corporation,
        its managing member

        By: /s/ Donald D. Bradley
           ----------------------------
        Name:  Donald D. Bradley
        Title: Senior Vice President & General Counsel

Witness: /s/ Deborah                        Witness: /s/ Illegible
         ------------------------------              ---------------------------

JER/NHP SENIOR LIVING TEXAS, L.P.,
a Texas limited partnership

By: JER/NHP MANAGEMENT TEXAS, LLC,
    a Texas limited liability company
    its general partner

    By: /s/ Donald D. Bradley
       --------------------------
    Name:  Donald D. Bradley
    Title: Manager

Witness: /s/ Deborah                        Witness: /s/ Illegible
         ------------------------------              ---------------------------

                                      S-3
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JER/NHP SENIOR LIVING WISCONSIN, LLC,
a Delaware limited liability company

By: JER/NHP SENIOR HOUSING, LLC,
    a Delaware limited liability company,
    its sole member

    By: NATIONWIDE HEALTH PROPERTIES, INC.,
        a Maryland corporation,
        its managing member

        By: /s/ Donald D. Bradley
           -----------------------
        Name:  Donald D. Bradley
        Title: Senior Vice President & General Counsel

Witness: /s/ Deborah                        Witness: /s/ Illegible
         ------------------------------              ---------------------------

JER/NHP SENIOR LIVING KANSAS, INC.,
a Kansas corporation

By: /s/ Donald D. Bradley
   ------------------------
Name:  Donald D. Bradley
Title: Secretary and Treasurer

Witness: /s/ Deborah                        Witness: /s/ Illegible
         ------------------------------              ---------------------------

                                      S-4
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                                    EXHIBIT A

                            REVISED CAPEX ITEM BUDGET

                                   Exhibit A